UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

The original Form 8-K has been amended by this 8-K/A to replace the mistakenly filed Form 8-K pertaining to the Final Mortgage Pool.

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 30, 2006

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2006, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2006-1)

Impac Secured Assets Corp.

(Exact name of registrant as specified in its charter)

California	333-126304-01	33-071-5871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1401 Dove Street Newport Beach, California		92660
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (949) 475-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 30, 2006, a single series of certificates, entitled Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2006-1 (the “Certificates”), were issued pursuant to an Pooling and Servicing Agreement, dated as of March 1, 2006 (the “Agreement”) among Impac Secured Assets Corp., as company, Impac Funding Corporation, as master servicer and Deutsche Bank National Trust Company, as trustee (the “Trustee”).

Item 8.01. Other Events.

Description of the Mortgage Pool

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

Exhibit No.	Description
99.1	Characteristics of the Mortgage Pool as of March 1, 2006, relating to Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2006-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

IMPAC SECURED ASSETS CORP.

By:	/s/ Richard J. Johnson
Name: Richard J. Johnson
Title: EVP, CFO

Dated: April 26, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Characteristics of the Mortgage Pool as of March 1, 2006, relating to Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2006-1.